SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) November 11, 1998


                       AMERICAN ACCESS TECHNOLOGIES, INC.
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              (Exact name of registrant as specified in its charter


                        Florida                          59-3410234
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          (State or other jurisdiction       (IRS Employer Identification No.)
                 of incorporation)


         238 N. Westmonte Drive, #210, Altamonte Springs, Florida 32714

       Registrant's telephone number, including area code: (407) 865-7696



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         Item 2. Acquisition or Disposition of Assets

     On November 11, 1998, Registrant acquired 100% of the outstanding common stock of Omega Metals, Inc. ("Omega"), a Florida corporation, in exchange for 226,470 shares of Registrant's common stock. Omega Metals, Inc., is a precision sheet metal fabrication and assembly company and manufactures Registrant's products as an original equipment manufacturer. Registrant intends to continue operating Omega as a wholly owned subsidiary. The Omega shares were acquired from John and Lucille Presley and Erik Wiisanen, who entered into employment contracts with Omega as of the closing of the acquisition. John Presley was also elected as a Director of Registrant.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of business acquired.

         The following financial statements of Omega Metals, Inc. were filed with Registrant's Registration Statement on form SB-2, File No. 333-68791, and are incorporated herein by this reference:

         Report of Independent Certified Public Accountants.

         Balance sheets as of January 31, 1998 and October 31, 1998.

         Statements of Operations for years ended January 31, 1998 and 1997 and nine months ended October 31, 1998 and 1997.

         Statement of cash flow for the years ended January 31, 1998 and 1997 and nine months ended October 31, 1998 and 1997.

         Statement of retained earnings for the years ended January 31, 1998 and 1997 and nine months ended October 31, 1998 and 1997.

     Notes to Financial Statements.

(b)  Pro Forma Financial Information.

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         The following pro-forma financial statements were filed with the
     Registrant's Registration Statement on Form SB-2 File No. 333-68791, and are incorporated herein by this reference:

     Pro-Forma Consolidated Balance Sheet as of:
         September 30, 1998
         December 31, 1997

     Pro-Forma Consolidated Statements of Operations:
         Nine months ended September 30, 1998
         Year ended December 31, 1997

(c)  Exhibits

         Exhibit 2.1-Agreement and Plan of Reorganization dated November 11, 1998 relating to the acquisition of the outstanding stock of Omega Metals, Inc. was filed as Exhibit 2.1 to Registrant's Form 10-QSB for the quarter ended September 30, 1998 and is incorporated herein by this reference.

         Exhibit 2.3 - Consent of Independent Certified Public Accountants.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN ACCESS TECHNOLOGIES, INC.



  March 30, 1999                                    By:  s/Victor E. Murray
                                                    -----------------------
                                                Victor E. Murray, President


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